EXHIBIT 99.1

DISCOUNT INDOOR GARDEN SUPPLY, INC.

FINANCIAL STATEMENTS

AND INDEPENDENT AUDITORS' REPORT

For the Year Ended December 31, 2017

F-1

Independent Auditors’ Report

The Board of Directors and Shareholders of

Discount Indoor Garden Supply, Inc.

Phoenix, Arizona

We have audited the accompanying balance sheet of Discount Indoor Garden Supply, Inc. (the Company) as of December 31, 2017, and the related statements of operations, stockholders’ deficit, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of its operations and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from inception, is dependent on borrowings from its stockholder, and has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

/s/ Turner, Stone & Company, L.L.P

Certified Public Accountants

July 26, 2019

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DISCOUNT INDOOR GARDEN SUPPLY, INC.
BALANCE SHEET
December 31, 2017

ASSETS
CURRENT ASSETS:
Cash	$3,062

Total Current Assets	3,062

NON-CURRENT ASSETS:
Equipment, net	747
Deposit	123

Total Assets	$3,932

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES
CURRENT LIABILITIES:
Accounts payable	$8,528
Accrued income taxes	10,200
Advances from related party	46,032

Total Current Liabilities	64,760

Total Liabilities	64,760

Commitments and Contingencies (Note 5)

STOCKHOLDERS' DEFICIT
Preferred stock, par value $0.0001; 10,000,000 shares authorized; no shares issued or outstanding	-
Common stock, par value $0.0001; 300,000,000 shares authorized; 5,000,000 shares issued and outstanding	500
Additional paid-in capital	4,500
Accumulated deficit	(65,828)
Total Stockholders' Deficit	(60,828)

Total Liabilities and Stockholders' Deficit	$3,932

The accompanying notes are an integral part of these financial statements.

F-3

DISCOUNT INDOOR GARDEN SUPPLY, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

REVENUE	$192,074

Cost of Revenue	115,789

Gross profit	76,285

OPERATING EXPENSES:
Compensation	8,846
Professional and legal fees	6,889
General and administrative	31,576

Operating expenses	47,311

INCOME FROM OPERATIONS	28,974

OTHER INCOME (EXPENSE):
Interest expense	(27)

Other (expense)	(27)

NET INCOME BEFORE INCOME TAXES	28,947

Income tax expense	10,200

NET INCOME	$18,747

The accompanying notes are an integral part of these financial statements.

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DISCOUNT INDOOR GARDEN SUPPLY, INC.
STATEMENT OF STOCKHOLDERS' DEFICIT
For the Year Ended December 31, 2017

	Preferred Stock Par Value $0.0001		Common Stock Par Value $0.0001		Additional		Total
	Number of Shares	Amount	Number of Shares	Amount	Paid-in Capital	Accumulated Deficit	Stockholders' Deficit

Balance, December 31, 2016	-	$-	5,000,000	$500	$4,500	$(84,575)	$(79,575)

Net income						18,747	18,747

Balance, December 31, 2017	-	$-	5,000,000	$500	$4,500	$(65,828)	$(60,828)

The accompanying notes are an integral part of these financial statements.

F-5

DISCOUNT INDOOR GARDEN SUPPLY, INC.
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$18,747

Adjustments to reconcile net income to net cash provided by operating activities
Changes in operating assets and liabilities:
Accounts receivable	6,753
Other assets	(123)
Accounts payable	(1,408)
Accrued income taxes	10,200

NET CASH PROVIDED BY OPERATING ACTIVITIES	34,169

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(747)

NET CASH USED IN INVESTING ACTIVITIES	(747)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on advances to related party	(31,644)

NET CASH USED IN FINANCING ACTIVITIES	(31,644)

NET CHANGE IN CASH	1,778

Cash at beginning of year	1,284

Cash at end of year	$3,062

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Interest paid	$-
Income tax paid	$-

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DISCOUNT INDOOR GARDEN SUPPLIES, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

History

Discount Indoor Garden Supplies, Inc. (The “Company, “We”, or “DIGS”) was organized as Discount Indoor Garden Supply, LLC in the State of California on August 11, 2010. On July 30, 2014, the Company filed Articles of Incorporation with Statement of Conversion with the State of California, authorizing 300,000,000 shares of common stock, par value $0.0001, and 10,000,000 shares of Preferred Stock, par value $0.0001, and changed its name to Discount Indoor Garden Supplies, Inc.

The Company provides hydroponic supplies and nutrients to commercial and individual farmers. The Company has two locations and an online store, and sells nutrients, lights, HVAC systems, among other products to individuals that are interested in horticulture. The Company also fulfills and distributes products at wholesale costs to other businesses and stores in the southern California market.

On May 17, 2017, a stockholder sold a 90% interest in DIGS for approximately $1.1 million to its current parent company, Singlepoint, Inc. (“Singlepoint”), comprised of 14,285,714 shares of Singlepoint common stock with a fair value of $1,092,857 and cash of $30,000.

Going Concern

The financial statements have been prepared assuming that the Company will continue as a going concern. As of December 31, 2017, the Company has an accumulated deficit and is dependent on its ability to borrow capital from stockholders or its parent company to sustain operations and to ultimately achieve viable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties. These factors raise substantial doubt about the Company's ability to continue as a going concern.

The Company’s ability to continue in existence is dependent on the Company’s ability to develop the Company’s business plan and to achieve ongoing profitable operations. The Company does anticipate achieving profitable operations and/or adequate cash flows in the future, but in the near term, management may continue to borrow capital from its parent company or stockholders.

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Revenues

The Company recognizes revenue from direct sales of our products to our customers, including shipping fees, when title passes to the customer, which usually occurs upon shipment or delivery, depending upon the terms of the sales order, when persuasive evidence of an arrangement exists; when sales amounts are fixed or determinable; and when collectability is reasonably assured. The Company expenses shipping and handling costs as incurred which are included in cost of sales on the statement of operations.

Cash and Cash Equivalents

The Company considers all highly liquid investments with the original maturities of ninety days or less at the time of purchase to be cash equivalents. The Company maintains deposits in financial institutions which are insured by the Federal Deposit Insurance Corporation (“FDIC”). The Company had no deposits in excess of amounts insured by the FDIC as of December 31, 2017.

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Income Taxes

The Company accounts for its income taxes in accordance with ASC 740, Income Taxes, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Fair Value Measurements

On January 1, 2011, the Company adopted guidance which defines fair value, establishes a framework for using fair value to measure financial assets and liabilities on a recurring basis, and expands disclosures about fair value measurements. Beginning on January 1, 2011, the Company also applied the guidance to non-financial assets and liabilities measured at fair value on a non-recurring basis, which includes goodwill and intangible assets. The guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Company’s assumptions of what market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of the inputs as follows:

Level 1 - Valuation is based upon unadjusted quoted market prices for identical assets or liabilities in accessible active markets.

Level 2 - Valuation is based upon quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in inactive markets; or valuations based on models where the significant inputs are observable in the market.

Level 3 - Valuation is based on models where significant inputs are not observable. The unobservable inputs reflect a company’s own assumptions about the inputs that market participants would use.

The Company’s financial instruments consist of cash, accounts payable, and advances from related parties. The estimated fair value of cash, accounts payable, and advances from related parties approximate their carrying amounts due to the short-term nature of these instruments.

Recently Issued Accounting Pronouncements

Revenue Recognition

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). This standard provides a single set of guidelines for revenue recognition to be used across all industries and requires additional disclosures. It is effective for annual and interim reporting periods beginning after December 15, 2017. This standard permits early adoption and permits the use of either the retrospective or cumulative effect transition method. We adopted this standard on January 1, 2018 and determined that this new standard did not have a material impact on our financial position or results of operations.

F-8

Leases

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). This standard requires all leases that have a term of over 12 months to be recognized on the balance sheet with the liability for lease payments and the corresponding right-of-use asset initially measured at the present value of amounts expected to be paid over the term. Recognition of the costs of these leases on the income statement will be dependent upon their classification as either an operating or a financing lease. Costs of an operating lease will continue to be recognized as a single operating expense on a straight-line basis over the lease term. Costs for a financing lease will be disaggregated and recognized as both an operating expense (for the amortization of the right-of-use asset) and interest expense (for interest on the lease liability). This standard will be effective for our interim and annual periods beginning January 1, 2019 and must be applied on a modified retrospective basis to leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. Early adoption is permitted. We adopted this standard on January 1, 2018 and determined that this new standard did not have a material impact on our financial position or results of operations.

There were various other accounting standards and interpretations issued recently, none of which are expected to have a material impact on the Company’s financial position, operations or cash flows. Management has evaluated these new pronouncements through December 31, 2017.

NOTE 3 - STOCKHOLDERS’ DEFICIT

Articles of Incorporation

On July 30, 2014, the Company filed Articles of Incorporation with Statement of Conversion with the State of California, authorizing 300,000,000 shares of common stock, par value $0.0001, and 10,000,000 shares of Preferred Stock, par value $0.0001.

Preferred Stock

As of December 31, 2017, the Company had authorized 10,000,000 shares of Preferred Stock, of which no shares were issued and outstanding as of December 31, 2017.

The Board of Directors is authorized to fix or alter the rights, preferences, privileges and restrictions granted or imposed upon any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof.

Common Shares

As of December 31, 2017, the Company’s authorized common stock is 300,000,000 shares, of which 5,000,000 shares were issued and outstanding as of December 31, 2017.

No common shares were issued during the year ended December 31, 2017

NOTE 4 - RELATED PARTY TRANSACTIONS

Advances from related party

The Company’s founder advanced the Company funds during 2017, with a balance of $46,032 as of December 31, 2017. The advances are unsecured, bear no interest and have no specified due date.

Sales to related parties

The Company had sales to two entities owned by the Company’s founder totaling approximately $31,000 during the year ended December 31, 2017.

The Company had sales to Singleseed Inc., a subsidiary of Singlepoint Inc., the Company’s parent company, totaling approximately $2,000 during the year ended December 31, 2017.

F-9

Lease with related party

The Company sub-leased facility space on a month-to-month basis from an entity owned by the Company’s founder during the year ended December 31, 2017 in monthly amounts ranging from $600 to $1,625 per month. The Company paid a total of $7,675 under this sub-lease during the year ended December 31, 2017.

NOTE 5 - COMMITMENTS

The Company leases a facility on a month-to-month basis with monthly rent totaling $1,625 per month.

NOTE 6 - INCOME TAXES

The components of income tax expense for the year ended December 31, 2017 consists of the following:

Federal tax statutory rate	21.0%
State taxes, net of federal benefit	10.4%
Valuation allowance	3.8%
Effective rate	35.2%

The Tax Cuts and Jobs Act (the Act) was enacted on December 22, 2017. The Act reduces the US federal corporate tax rate from 34% to 21% and will require the Company to re-measure certain deferred tax assets and liabilities based on the rates at which they are anticipated to reverse in the future, which is generally 21%. The Company adopted the new rate as it relates to the calculations of income tax expense as of December 31, 2017.

NOTE 7 - SUBSEQUENT EVENTS

The Company reviewed all subsequent events through the date of this filing and determined that none required disclosure as of the date of these financial statements.

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